UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  June 12, 2012

THE BON-TON STORES, INC.

(Exact name of registrant as specified in its charter)

Pennsylvania	0-19517	23-2835229
(State or Other Jurisdiction	(Commission File	(IRS Employer
of Incorporation)	Number)	Identification No.)

2801 E. Market Street, York, Pennsylvania 17402

(Address of Principal Executive Offices)

717-757-7660

(Registrant’s Telephone Number, including Area Code)

Not Applicable

(Former Name or Former Address, If Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07.  Submission of Matters to a Vote of Security Holders.

On June 12, 2012, The Bon-Ton Stores, Inc. (the “Company”) held its Annual Meeting of Shareholders (the “Annual Meeting”) at which five proposals were presented to the Company’s shareholders for consideration.  The five matters presented were:  (1) the election of eight directors to hold office until the 2013 Annual Meeting of Shareholders and until their respective successors have been elected, (2) a proposal to approve the Amendment and Restatement of The Bon-Ton Stores, Inc. Cash Bonus Plan, (3) a proposal to approve the Amendment and Restatement of The Bon-Ton Stores, Inc. 2009 Omnibus Incentive Plan, (4) a proposal to approve, on an advisory basis, the compensation of the named executive officers of the Company, and (5) a proposal to ratify the appointment of KPMG LLP as the Company’s independent registered public accounting firm for the year ending February 2, 2013.  These proposals were described in detail in the Company’s definitive Proxy Statement for the Annual Meeting filed with the Securities and Exchange Commission on May 1, 2012.

(1)         Election of Directors:  The eight nominees for election to the Board of Directors were elected by the shareholders by the following vote:

		Authority	Broker
Director Nominee	For	Withheld	Non-Vote
Lucinda M. Baier	37,848,687	1,783,016	4,081,428
Byron L. Bergren	37,027,588	2,604,115	4,081,428
Philip M. Browne	37,916,045	1,715,658	4,081,428
Marsha M. Everton	37,891,632	1,740,071	4,081,428
Michael L. Gleim	36,905,819	2,725,884	4,081,428
Tim Grumbacher	37,085,577	2,546,126	4,081,428
Brendan L. Hoffman	38,671,662	960,041	4,081,428
Todd C. McCarty	37,829,672	1,802,031	4,081,428

(2)         Approval of the Amendment and Restatement of The Bon-Ton Stores, Inc. Cash Bonus Plan:  The proposal to approve the Amendment and Restatement of The Bon-Ton Stores, Inc. Cash Bonus Plan was approved by the shareholders by the following vote:

		Authority	Broker
For	Against	Withheld	Non-Vote
37,879,312	1,666,687	85,704	4,081,428

(3)         Approval of the Amendment and Restatement of The Bon-Ton Stores, Inc. 2009 Omnibus Incentive Plan:  The proposal to approve the Amendment and Restatement of The Bon-Ton Stores, Inc. 2009 Omnibus Incentive Plan was approved by the shareholders by the following vote:

		Authority	Broker
For	Against	Withheld	Non-Vote
35,837,395	3,713,173	81,135	4,081,428

(4)         Approval, on an Advisory Basis, of the Compensation of the Named Executive Officers:  The proposal to approve, on an advisory basis, the compensation of the named executive officers of the Company was approved by the shareholders by the following vote:

		Authority	Broker
For	Against	Withheld	Non-Vote
38,229,463	304,839	1,097,401	4,081,428

(5)         Ratification of Appointment of Independent Registered Public Accounting Firm:  The proposal to ratify the appointment of KPMG LLP as the Company’s independent registered public accounting firm was approved by the shareholders by the following vote:

For	Against	Abstain
43,576,146	49,670	87,315

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

The Bon-Ton Stores, Inc.

	By:	/s/ Keith E. Plowman
Keith E. Plowman
Executive Vice President, Chief Financial Officer and Principal Accounting Officer

Dated: June 14, 2012